UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Earliest Event Reported (September 26, 2012)
TEXAS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 647 6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No(s).

2.02	Results of Operations and Financial Condition

On September 26, 2012, the Company issued a Press Release announcing financial results for the fiscal quarter ended August  31, 2012.  The Press Release and other financial information publicly released is attached as Exhibit 99.1

9.01	Financial Statements and Exhibits

Exhibit 99.1 Press Release dated September 26, 2012 and other financial information for the fiscal quarter ended August 31, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.

Date: September 26, 2012

	By:	/s/ Kenneth R. Allen
Vice President –Finance and Chief Financial Officer